UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 22, 2013 (October 22, 2013)

Cole Real Estate Investments, Inc.

(Exact name of Registrant as specified in its charter)

Maryland	001-35974	26-1846406
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2325 East Camelback Road, Suite 1100

Phoenix, Arizona 85016

(Address, including zip code, of principal executive offices)

(602) 778-8700

Registrant’s telephone number, including area code:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.

Merger Agreement

On October 22, 2013, Cole Real Estate Investments, Inc., a Maryland corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with American Realty Capital Properties, Inc., a Maryland corporation (“ARCP”) and Clark Acquisition Company, LLC, a Delaware limited liability company and direct wholly owned subsidiary of ARCP (“Merger Sub”). The Merger Agreement provides for the merger of the Company with and into Merger Sub (the “Merger”), with Merger Sub surviving as a direct wholly owned subsidiary of ARCP. The board of directors of the Company (the “Board”) has, by unanimous vote of the members of the Board, approved the Merger Agreement, the Merger and the other transactions contemplated by the Merger Agreement.

Pursuant to the terms and subject to the conditions set forth in the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each outstanding share of common stock, par value $0.01, of the Company (“Company Common Stock”) will be converted into the right to receive, pursuant to an election made by each stockholder, (i) $13.82 in cash, but in no event will the aggregate consideration paid in cash be paid on more than 20% of the shares of Company Common Stock issued and outstanding as of immediately prior to the Effective Time or (ii) 1.0929 shares of common stock, par value $0.01, of ARCP (“ARCP Common Stock”).

If the aggregate elections for payment in cash exceed 20% of the number of shares of Company Common Stock issued and outstanding as of immediately prior to the Effective Time, then the amount of cash consideration paid on cash elections will be reduced on a pro rata basis with the remaining consideration paid in ARCP Common Stock.

At the Effective Time, each of the Company’s outstanding restricted share units and performance share units will vest in full and will be converted into the right to receive the merger consideration at the Effective Time. Each performance share unit will be deemed earned based on the average of the target and maximum percentage payout percentages set forth under the terms of the award agreement applicable to such performance share unit.

Pursuant to the terms of the Merger Agreement, the board of directors of ARCP will be expanded by two, which vacancies will be filled by two of the Company’s independent directors at the Effective Time, subject to the ARCP board’s determination that such individuals meet the definition of “independent director” set forth in the rules and regulations of the NASDAQ Stock Market and applicable regulations promulgated by the U.S. Securities and Exchange Commission (the “SEC”), and satisfy the criteria set forth in ARCP’s Nominating and Corporate Governance Committee charter.

The Company and ARCP have made certain customary representations and warranties to each other in the Merger Agreement. The Company has agreed, among other things, not to solicit, initiate, knowingly encourage or knowingly facilitate any inquiry, discussion, offer or request from third parties regarding other proposals to acquire the Company, and not to engage in any discussions or negotiations regarding any such proposal, or furnish to any third party non-public information regarding the Company. The Company has also agreed to certain other restrictions on its ability to respond to any such proposals. The Merger Agreement also includes certain termination rights for both the Company and ARCP and provides that, in connection with the termination of the Merger Agreement, under specified circumstances, the Company or ARCP, as applicable, may be required to pay to the other party expense reimbursements in an amount equal to $10,000,000. The Merger Agreement also provides for the payment of a break-up fee by the Company in the amount of $100,000,000 if the Merger Agreement is terminated under specified circumstances, and for the payment of a reverse break-up fee by ARCP in the amount of either $5,000,000 or $110,000,000 if the Merger Agreement is terminated under certain other specified circumstances.

The completion of the Merger is subject to various conditions, including, among other things, the approval by the Company’s stockholders of the Merger and the approval by ARCP’s stockholders of the issuance of ARCP Common Stock in connection with the Merger, the absence of any law, order or injunction prohibiting the consummation of the Merger, the receipt of certain third party consents and the consummation by ARCP of its previously announced mergers with CapLease, Inc. (“CapLease” and the proposed merger with CapLease, the “CapLease Merger”) and American Realty Capital Trust IV, Inc. (“ARCT IV” and the proposed merger with ARCT IV, the “ARCT IV Merger”). Moreover, each party’s obligation to consummate the Merger is subject to certain other conditions, including the accuracy of the other party’s representations and warranties (subject to customary qualifications) and the other party’s material compliance with its covenants and agreements contained in the Merger Agreement.

Concurrently with the execution of the Merger Agreement, Christopher H. Cole, the Company’s Executive Chairman of the Board, and Marc T. Nemer, the Company’s Chief Executive Officer, entered into a voting agreement with ARCP (the “Voting Agreement”), pursuant to which each of them has agreed to vote in favor of the Merger and the other transactions contemplated by the Merger Agreement, upon the terms and subject to the conditions set forth in such agreement. The Voting Agreement will terminate upon certain circumstances, including upon termination of the Merger Agreement.

Concurrently with the execution of the Merger Agreement, Christopher H. Cole, the Company’s Executive Chairman of the Board, and Marc T. Nemer, the Company’s Chief Executive Officer, entered into letter agreements with ARCP (together, the “Letter Agreements”), pursuant to which each of them has agreed, among other things, to certain arrangements relating to their separation from the Company in connection with the closing of the Merger and the payment in full of all amounts to which they are entitled under their respective employment agreements and the Agreement and Plan of Merger dated as of March 5, 2013, by and among Cole, CREInvestments, LLC, Cole Holdings Corporation (“Cole Holdings”) and Christopher H. Cole, pursuant to which the Company acquired Cole Holdings on April 5, 2013. The Letter Agreements provide that a portion of the shares of ARCP Common Stock that will be issued to each of Messrs. Cole and Nemer in connection with the closing of the Merger will be subject to certain restrictions on transfer, such shares to be released from such restrictions on a quarterly basis on the last day of each calendar quarter, beginning with the first full calendar quarter following the consummation of the Merger through December 31, 2017. The Letter Agreement between ARCP and Mr. Cole also provides that Mr. Cole, together with his affiliates, will be entitled to elect to receive the Merger Consideration in respect of shares of the Company Common Stock owned by them in cash in respect of up to a maximum of twenty percent (20%) of all of the shares of the Company Common Stock held by Mr. Cole and his affiliates.

A copy of the Merger Agreement is attached as Exhibit 2.1 and copies of the Letter Agreements are attached as Exhibits 99.3 and 99.4 to this Current Report on Form 8-K and all are incorporated herein by reference. The foregoing summary description of the material terms of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement. The representations and warranties in the Merger Agreement were made as of a specified date, may be subject to a contractual standard of materiality different from what might be viewed as material to stockholders, or may have been used for the purpose of allocating risk between the parties. Accordingly, the representations and warranties in the Merger Agreement are not necessarily characterizations of the actual state of facts about the Company or ARCP at the time they were made or otherwise and should only be read in conjunction with the other information that the Company makes publicly available in reports, statements and other documents filed with the Securities and Exchange Commission (the “SEC”).

Indemnification Agreements

On October 22, 2013, the Company entered into indemnification agreements with each of its directors (the “indemnitee”) that obligate the Company to indemnify them to the maximum extent permitted by Maryland law against all judgments, penalties, fines and amounts paid in settlement and all expenses actually and reasonably incurred by the indemnitee or on his or her behalf in connection with a proceeding. The indemnitee is not entitled to indemnification if it is established that one of the exceptions to indemnification under Maryland law, as set forth in the indemnification agreement, exists.

In addition, the indemnification agreement requires the Company to advance reasonable expenses incurred by the indemnitee within ten days of the receipt by the Company of a statement from the indemnitee requesting the advance. The indemnification agreement also provides for procedures for the determination of entitlement to indemnification, including requiring such determination be made by independent counsel after a change of control of the Company.

The foregoing description of the indemnification agreement is qualified in its entirety by reference to the full text of the form of indemnification agreement attached to this Current Report on Form 8-K as Exhibit 10.1 and incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On October 22, 2013, the Board amended and restated the Company’s Amended and Restated Bylaws (as so amended and restated, the “Bylaws”), effective as of such date. The sole change made to the Bylaws was to provide that, unless the Board agrees otherwise, derivative claims, breach of director or officer duty claims, claims pursuant the Maryland General Corporation Law or the Company’s charter and Bylaws and claims governed by the internal affairs doctrine be brought in the Circuit Court for Baltimore City, Maryland (or, if that court does not have jurisdiction, the United States District Court for the District of Maryland, Baltimore Division) (Article XIV).

The Bylaws are attached as Exhibit 3.1 to this Current Report on Form 8-K. The foregoing description of the Bylaws is qualified in its entirety by reference to the full text of the Bylaws attached hereto.

Item 7.01 Regulation FD Disclosure.

The Company and ARCP prepared a joint investor presentation with respect to the contemplated Merger. Directors, officers and other representatives of the Company and ARCP will present some or all of such investor presentation to various conferences and meetings in the coming months. A copy of the investor presentation is furnished as Exhibit 99.1 to this Current Report on Form 8-K. Such investor presentation shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in this Item 7.01, including Exhibit 99.1, shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act regardless of any general incorporation language in such filing.

Item 8.01 Other Events.

Joint Press Release

On October 23, 2013, the Company and ARCP issued a joint press release announcing the execution of the Merger Agreement and related information, a copy of which is attached to this Current Report on Form 8-K as Exhibit 99.2 and is incorporated herein by reference.

Additional Information about the Proposed Transaction and Where to Find It

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. In connection with the proposed transaction, the Company and ARCP expect to prepare and file with the SEC a joint proxy statement and ARCP expects to prepare and file with the SEC a registration statement on Form S-4 containing a joint proxy statement/prospectus and other documents with respect to the proposed acquisition of the Company by ARCP. INVESTORS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Investors may obtain free copies of the registration statement, the joint proxy statement/prospectus and other relevant documents filed by the Company and ARCP with the SEC (if and when they become available) through the website maintained by the SEC at www.sec.gov. Copies of the documents filed by the Company with the SEC are also available free of charge on the Company’s website at http://www.colereit.com/, and copies of the documents filed by ARCP with the SEC are available free of charge on ARCP’s website at http://www.arcpreit.com/.

The Company and ARCP and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s and ARCP’s stockholders in respect of the proposed transaction. Information regarding the Company’s directors and executive officers can be found in the Company’s definitive proxy statement filed with the SEC on April 11, 2013. Information regarding ARCP’s directors and executive officers can be found in ARCP’s definitive proxy statement filed with the SEC on April 30, 2013. Additional information regarding the interests of such potential participants will be included in the joint proxy statement/prospectus and other relevant documents filed with the SEC in connection with the proposed transaction if and when they become available. These documents are available free of charge on the SEC’s website and from the Company or ARCP’s, as applicable, using the sources indicated above.

Forward-Looking Statements

In addition to historical information, this Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). These forward-looking statements, which are based on current expectations, estimates and projections about the industry and markets in which the Company operates, include beliefs of and assumptions made by the Company’s management, and involve risks and uncertainties that could significantly affect the financial results of the Company. Words such as “may,” “expects,” “anticipates,” “intends,” “plans,” “believes,” “projects,” “seeks,” “estimates,” “would,” “could” and “should” and variations of such words and similar expressions are intended to identify such forward-looking statements, which generally are not historical in nature. Such forward-looking statements include, but are not limited to, whether and when the transactions contemplated by the Merger Agreement will be consummated, the benefits of the Merger, future financial and operating results, and the combined company’s plans, objectives, expectations and intentions. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. Although we believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, we can give no assurance that our expectations will be attained and therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. Some of the factors that may affect outcomes and results include, but are not limited to: (i) national, international, regional and local economic climates, (ii) changes in financial markets, interest rates, credit spreads, and foreign currency exchange rates, (iii) changes in the real estate markets, (iv) continued ability to source new investments, (v) increased or unanticipated competition for our properties, (vi) risks associated with acquisitions, (vii) maintenance of real estate investment trust status, (viii) availability of financing and capital, (ix) changes in demand for developed properties, (x) risks associated with the ability to consummate the Merger and the timing of the closing of the Merger, and (xi) those additional risks and factors discussed in reports filed with the SEC by the Company from time to time. The Company does not make any undertaking with respect to updating any forward-looking statements appearing in this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of October 22, 2013, among American Realty Capital Properties, Inc., Clark Acquisiton, LLC and Cole Real Estate Investments, Inc.*

3.1	Amended and Restated Bylaws of Cole Real Estate Investment, Inc., as amended effective October 22, 2013

10.1	Form of Indemnification Agreement

99.1	Investor Presentation

99.2	Joint Press Release issued by American Realty Capital Properties, Inc. and Cole Real Estate Investments, Inc. on October 23, 2013

99.3	Letter Agreement, dated as of October 22, 2013, by and among American Realty Capital Properties, Inc., Cole Real Estate Investments, Inc. and Christopher H. Cole

99.4	Letter Agreement, dated as of October 22, 2013, by and among American Realty Capital Properties, Inc., Cole Real Estate Investments, Inc. and Marc T. Nemer

*	Schedules omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish a supplemental copy of any omitted schedule to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

COLE REAL ESTATE INVESTMENTS, INC.

October 22, 2013	By:	/s/ Stephan Keller
	Name:	Stephan Keller
	Title:	Chief Financial Officer

Exhibit Index

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of October 22, 2013, among American Realty Capital Properties, Inc., Clark Acquisiton, LLC and Cole Real Estate Investments, Inc.*

3.1	Amended and Restated Bylaws of Cole Real Estate Investment, Inc., as amended effective October 22, 2013

10.1	Form of Indemnification Agreement

99.1	Investor Presentation

99.2	Joint Press Release issued by American Realty Capital Properties, Inc. and Cole Real Estate Investments, Inc. on October 23, 2013

99.3	Letter Agreement, dated as of October 22, 2013, by and among American Realty Capital Properties, Inc., Cole Real Estate Investments, Inc. and Christopher H. Cole

99.4	Letter Agreement, dated as of October 22, 2013, by and among American Realty Capital Properties, Inc., Cole Real Estate Investments, Inc. and Marc T. Nemer

*	Schedules omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish a supplemental copy of any omitted schedule to the SEC upon request.